UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2015

4Licensing Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7843	13-2691380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 17th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 758-7666

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 11, 2015, 4Licensing  Corporation, a Delaware corporation (the “Corporation”), entered into an amendment (the “Amendment”) to the Securities Purchase Agreement, dated January 30, 2015, between the Corporation and the Leslie G. Rudd Living Trust (“Buyer”).

Pursuant to the Amendment, Buyer waived its option to purchase in one or more transactions up to (i) 6,923,077 shares of the Corporation’s common stock, par value $0.01 per share (“Common Stock”) and (ii) warrants to purchase up to an additional 6,923,077 shares of Common Stock.  Additionally, pursuant to the Amendment, Buyer’s right of first offer in the event of the Corporation’s subsequent issuance of Common Stock (including securities convertible into or exchangeable for Common Stock) or indebtedness was modified such that in any such issuance, so long as the Buyer satisfies the conditions specified in the Amendment, Buyer will have the right to purchase, at the same price and for the same consideration to be paid by any other proposed purchaser or purchasers, that number of shares of Common Stock (or shares or aggregate principal amount, as applicable, of securities convertible into or exchangeable for Common Stock) or aggregate principal amount of indebtedness, as applicable, in an amount up to Buyer’s pro rata portion of the number of shares of Common Stock (or shares or aggregate principal amount, as applicable, of securities convertible into or exchangeable for Common Stock) or aggregate principal amount of indebtedness, as applicable, in such issuance; provided, however, that prior to September 11, 2018, Buyer shall have the right to purchase up to 50% of the number of shares of Common Stock (or shares or aggregate principal amount, as applicable, of securities convertible into or exchangeable for Common Stock) or aggregate principal amount of indebtedness, as applicable, in such issuance irrespective of the Buyer’s pro rata portion.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	First Amendment to Securities Purchase Agreement, dated as of September 11, 2015, by and between 4Licensing Corporation and the Leslie G. Rudd Living Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4LICENSING CORPORATION

By:	/s/ Bruce R. Foster
	Name:	Bruce R. Foster
	Title:	Chief Executive Officer, Executive Vice President and Chief Financial Officer

Date: September 11, 2015

Exhibit Index

Exhibit Number	Description
10.1	First Amendment to Securities Purchase Agreement, dated as of September 11, 2015, by and between 4Licensing Corporation and the Leslie G. Rudd Living Trust